UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 1, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.
Regulation FD Disclosure.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its subsidiary debtors (collectively, the “Debtors” and together with their non-debtor Canadian subsidiaries, the “Company”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811).The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On July 1, 2019, the Debtors filed the Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Court. The Plan and Disclosure Statement are subject to approval by the Court. Once the Disclosure Statement is approved by the Court, the Plan will be solicited for approval by a vote of certain of the Company’s creditors, as described in the Disclosure Statement and the Plan. Terms used but not otherwise defined in this Form 8-K have the meanings ascribed to them in the Disclosure Statement.

The Plan and the Restructuring Support Agreement (the “RSA”) previously entered into on June 3, 2019 between the Debtors and certain lenders holding more than 66 2/3% of the aggregate outstanding principal amount of the loans (collectively, the “Consenting First Lien Lenders”) under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (the “First Lien Credit Facility”), provide for a recapitalization of the Debtors which would, among other things, extinguish approximately $272 million in funded debt, leaving a significantly deleveraged reorganized Company wholly owned by the lenders under the First Lien Credit Facility and an appropriately sized exit working capital facility (the “Reorganization Transaction”). The Reorganization Transaction also contemplates that holders of equity securities of the Company will not receive any recovery on account of such securities and such securities will be cancelled. As an alternative to the Reorganization Transaction, the RSA also provides for the continuation of the Company’s prepetition marketing process whereby any and all bids for the Company or its assets will be evaluated as a precursor to confirmation of the Plan (the “Marketing Process”).

The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Plan. A hearing to consider approval of the Disclosure Statement is scheduled before the Court on August 13, 2019 at 10:00 a.m. (Eastern Time). There can be no assurance that the Debtors’ stakeholders will accept the Plan or that the Court will confirm the Plan. The Debtors will emerge from chapter 11 if the Plan receives the requisite approval from holders of claims, the Court enters an order confirming the Plan, and the conditions to the effectiveness of the Plan, as stated therein, are satisfied or waived in accordance with the Plan terms.

The Plan and Disclosure Statement, as well as Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s claims agent, Prime Clerk, at http://cases.primeclerk.com/Fusion. The Solicitation Materials will also be available at http://cases.primeclerk.com/Fusion. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

The foregoing description of the Plan and Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement, copies of which are filed as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.
Other Events.

Risk Factors

Risk factors describing the major risks to our business are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

Amendment to Restructuring Support Agreement

As previously reported, on June 3, 2019 the Debtors entered into the RSA with the Consenting First Lien Lenders. On June 17, 2019, the Company entered into the first amendment to the RSA to, among other things, extend the milestone dates relating to filing certain applications, petitions or other requests with the Federal Communications Commission (“FCC”) and other governmental regulatory authorities and the motion to approve certain auction and sale procedures with the Court, which date is now July 1, 2019. On June 24, 2019, the Company entered into the second amendment to the RSA to, among other things, extend the milestone dates related to filing the motion to approve the Disclosure Statement with the Court, the Disclosure Statement, and the Plan, which date is also now July 1, 2019. The Company has met these updated milestones. On June 28, 2019, the Company entered into the third amendment to the RSA to, among other things, extend the milestone dates relating to filing certain applications, petitions or other requests with the FCC and other governmental regulatory authorities and the deadline for the Debtors to secure Court approval of the Disclosure Statement, the Solicitation Materials and the solicitation of the Plan, which dates are now July 19, 2019 and August 13, 2019, respectively. Copies of the RSA amendments are filed as Exhibits 99.4, 99.5 and 99.6 respectively, hereto and are incorporated herein by reference.

Amendment to DIP Agreement

As previously reported, on June 7, 2019 the Company entered into the Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On June 17, 2019, the Company entered into the first amendment to the DIP Credit Agreement to, among other things, extend the milestone dates relating to the officer compliance certificate for financial statements and to update the milestone dates to those agreed in the amended RSA. On June 24, 2019, the Company entered into the second amendment to the DIP Credit Agreement to, among other things, update the milestone dates to those agreed in the amended RSA. On June 28, 2019, the Company entered into the third amendment to the DIP Credit Agreement to, among other things, update the milestones dates to those agreed in the amended RSA. Copies of the amendments to the DIP Credit Agreement are filed as Exhibits 99.7, 99.8 and 99.9, respectively, hereto and are incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Statements

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of and potential transactions contemplated by the RSA, the Plan, the Disclosure Statement, the Reorganization Transaction and the Marketing Process. the Chapter 11 Cases and Court proceedings. the anticipated mailing date of Solicitation Materials. management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement. the ability of the Company to obtain requisite support for the restructuring from various stakeholders. the ability of the Plan to satisfy all requirements necessary for confirmation by the Court. the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to its business. the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. the actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans. the ability of the Company to continue as a going concern. and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.3 hereto and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated July 1, 2019.
99.2	Disclosure Statement for Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated July 1, 2019.
99.3	Fusion Connect Inc.’s Risk Factors, dated July 1, 2019.
99.4	First Amendment to Restructuring Support Agreement, dated June 17, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.
99.5	Second Amendment to Restructuring Support Agreement, dated June 24, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.
99.6	Third Amendment to Restructuring Support Agreement, dated June 28, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.
99.7
Amendment No. 1 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated June 17, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

99.8
Amendment No. 2 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated June 24, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

99.9
Amendment No. 3 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated June 28, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: July 2, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel